UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-0234

Seligman Common Stock Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:             (212) 850-1864

Date of fiscal year end:             12/31

Date of reporting period:          06/30/04

Item 1.  REPORTS TO STOCKHOLDERS.

            SELIGMAN COMMON STOCK FUND, INC.
            Semi-Annual Report June 30, 2004

Seligman

Common Stock Fund, Inc.

Mid-Year Report
June 30, 2004
Seeking Total Return
Through a Combination
of Capital Appreciation
and Current Income

Seligman

140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 - today, one of the nation's largest diversified publicly-traded closed-end equity investment companies - Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Shareholders	1

Performance Overview	2

Portfolio Overview	4

Portfolio of Investments	6

Statement of
Assets and Liabilities	10

Statement of
Operations	11

Statements of
Changes in Net Assets	12

Notes to Financial
Statements	13

Financial Highlights	19

Board of Directors and
Executive Officers	24

For More Information	back
cover

To The Shareholders

Your mid-year shareholder report for Seligman Common Stock Fund, Inc. follows this letter. This report contains the Fund's investment results and financial statements, including a portfolio of investments.

For the six months ended June 30, 2004, the Fund posted a total return of 3.93% based on the net asset value of Class A shares. This compares favorably to the Fund's peers, as measured by the Lipper Large Cap Core Funds Average, which returned 2.03%, and to the S&P 500, which returned 3.44% during the same time period.

We appreciate your continued support of Seligman Common Stock Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 13, 2004

1

Performance Overview (unaudited)

Investment Results

Total Returns

For Periods Ended June 30, 2004

					Average Annual

					Class B		Class C	Class I	Class R
					Since		Since	Since	Since
	Six	One	Five	Ten	Inception		Inception	Inception	Inception
	Months*	Year	Years	Years	4/22/96		5/27/99	11/30/01	4/30/03

Class A**

With Sales Charge	(1.01)%	13.10%	(7.26)%	4.97%	n/a		n/a	n/a	n/a

Without Sales Charge	3.93	18.80	(6.36)	5.49	n/a		n/a	n/a	n/a

Class B**

With CDSCØ	(1.49)	12.89	(7.41)	n/a	n/a		n/a	n/a	n/a

Without CDSC	3.51	17.89	(7.06)	n/a	1.84%		n/a	n/a	n/a

Class C**

With Sales Charge
and CDSC†	1.52	15.84	(7.25)	n/a	n/a		(6.24)%	n/a	n/a

Without Sales Charge
and CDSC	3.51	18.00	(7.07)	n/a	n/a		(6.05)	n/a	n/a

Class D**

With 1% CDSC	2.51	16.89	n/a	n/a	n/a		n/a	n/a	n/a

Without CDSC	3.51	17.89	(7.08)	4.65	n/a		n/a	n/a	n/a

Class I**	4.12	19.21	n/a	n/a	n/a		n/a	(1.68)%	n/a

Class R**

With 1% CDSC	2.74	17.58	n/a	n/a	n/a		n/a	n/a	n/a

Without CDSC	3.74	18.58	n/a	n/a	n/a		n/a	n/a	21.02%

Lipper Large Cap Core
Funds Average***	2.03	16.13	(3.35)	9.58	6.48	††	(1.99)	(0.62)	23.09

S&P 500***	3.44	19.11	(2.20)	11.82	8.84		(0.81)	(1.76)	22.65

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

6/30/04	$10.83	$10.61	$10.62	$10.61	$10.87	$10.81

12/31/03	10.42	10.25	10.26	10.25	10.44	10.42

6/30/03	9.13	9.00	9.00	9.00	9.15	9.13

The rates of return will vary and the principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance. Past performance is not indicative of future investment results. Current performance may be higher or lower than the performance shown above. The Manager made certain payments to the Fund in 2004. Absent such payments, returns for each class of shares for the six months ended June 30, 2004 would have been lower. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, returns that include these periods would be lower.

See footnotes on page 3.

Performance Overview (unaudited)

*	Returns for periods of less than one year are not annualized.

**	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***	The Lipper Large Cap Core Funds Average (Lipper Average) and the Standard & Poor’s 500 Composite Index (S&P 500) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 also excludes the effect of fees. The Lipper Average is an average of US mutual funds that invest primarily in large-cap stocks and that have an average price-to-earnings ratio relative to the S&P 500. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index.

Ø	The CDSC is 5% for periods of one year or less and 2% for the five-year period.

†	The CDSC is 1% for periods up to 18 months.

††	From April 25, 1996.

Portfolio Overview (unaudited)

Diversification of Net Assets
June 30, 2004

				Percent of Net Assets

				June 30,	December 31,
	Issues	Cost	Value	2004	2003

Common Stocks:

Automobiles and Components	1	$2,268,129	$3,089,896	1.0	1.0

Banks	6	12,364,774	13,739,851	4.5	6.1

Capital Goods	7	27,256,104	34,869,130	11.5	10.2

Chemicals	2	5,406,844	6,100,088	2.0	1.1

Commercial Services and Supplies	1	3,237,495	3,424,960	1.1	1.0

Communications Equipment	2	4,865,989	6,862,611	2.3	1.4

Computers and Peripherals	3	12,320,871	13,528,585	4.5	4.4

Consumer Durables and Apparel	1	1,223,559	1,840,821	0.6	0.8

Consumer Staples	7	25,883,941	27,954,556	9.2	8.9

Diversified Financials	9	22,713,225	25,697,052	8.5	10.3

Electronic Equipment and Instruments	1	1,802,275	1,731,629	0.6	1.0

Energy	8	19,231,358	24,336,411	8.0	7.4

Health Care Equipment and Services	4	5,202,778	6,644,938	2.2	2.6

Hotels, Restaurants and Leisure	3	6,948,994	7,716,228	2.5	3.4

Insurance	5	12,262,706	14,339,472	4.7	5.4

Media	4	11,038,663	11,343,886	3.7	3.8

Metals and Mining	1	1,977,817	1,640,925	0.5	2.2

Paper and Forest Products	1	1,331,699	1,598,198	0.5	1.6

Pharmaceuticals and Biotechnology	12	32,659,880	34,687,197	11.4	9.3

Real Estate	1	2,345,720	2,104,388	0.7	0.7

Retailing	5	8,135,654	10,219,867	3.4	3.4

Semiconductors and
Semiconductor Equipment	2	6,885,422	6,957,610	2.3	3.6

Software and Services	7	25,491,592	28,989,635	9.5	6.8

Telecommunication Services	3	9,535,175	10,419,670	3.4	—

Utilities	2	2,500,420	2,691,601	0.9	0.7

	98	264,891,084	302,529,205	99.5	97.1

Short-Term Holding and
Other Assets Less Liabilities	1	1,639,142	1,639,142	0.5	2.9

Net Assets	99	$266,530,226	$304,168,347	100.0	100.0

Largest Industries
June 30, 2004

Portfolio Overview (unaudited)

Largest Portfolio Changes

During Past Six Months

Largest Purchases	Largest Sales

Verizon Communications*	Royal Caribbean Cruises**

Carnival*	Merrill Lynch

Coca-Cola*	Goldman Sachs Group

Computer Associates International*	National Semiconductor**

Crown Castle International*	Weyerhaeuser

Merck*	eBay

Autodesk*	Freeport-McMoRan Copper & Gold (Class B)

American Tower (Class A)*	Wendy’s International**

Bank of New York*	Altria Group

Dow Chemical*	Wachovia

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2004

Security	Value	Percent of Net Assets

General Electric	$11,508,804	3.8

Microsoft	10,617,610	3.5

Citigroup	9,854,559	3.2

Exxon Mobil	9,354,078	3.1

Pfizer	8,502,743	2.8

Altria Group	6,601,595	2.2

International Business Machines	6,053,260	2.0

Tyco International	5,907,205	1.9

American International Group	5,809,320	1.9

Dell	5,398,874	1.8

Portfolio of Investments (unaudited)

June 30, 2004

	Shares	Value
Common Stocks 99.5%

Automobiles and Components 1.0%

Lear	52,380	$3,089,896

Banks 4.5%

Bank of America	28,080	2,376,130

Fannie Mae	35,600	2,540,416

Freddie Mac	30,900	1,955,970

U.S. Bancorp	96,950	2,671,942

Wachovia	58,140	2,587,230

Wells Fargo	28,100	1,608,163

		13,739,851

Capital Goods 11.5%

Deere	33,600	2,356,704

General Dynamics	36,300	3,604,590

General Electric	355,210	11,508,804

Illinois Tool Works	42,260	4,052,311

L-3 Communications Holdings*	64,600	4,315,280

Masco	100,200	3,124,236

Tyco International	178,250	5,907,205

		34,869,130

Chemicals 2.0%

Dow Chemical	57,900	2,356,530

Praxair	93,800	3,743,558

		6,100,088

Commercial Services and Supplies 1.1%

ServiceMaster	278,000	3,424,960

Communications Equipment 2.3%

Andrew*	133,400	2,660,663

Cisco Systems*	177,260	4,201,948

		6,862,611

Computers and Peripherals 4.5%

Dell*	150,240	5,398,874

Hewlett-Packard	98,410	2,076,451

International Business Machines	68,670	6,053,260

		13,528,585

Consumer Durables and Apparel 0.6%

Pulte Homes	35,380	1,840,821

See footnotes on page 9.

Portfolio of Investments (unaudited)

June 30, 2004

	Shares	Value
Consumer Staples 9.2%

Altria Group	131,900	$6,601,595

Coca-Cola	72,000	3,634,560

Dean Foods*	58,200	2,171,442

PepsiCo	78,700	4,240,356

Procter & Gamble	83,840	4,564,250

SYSCO	39,600	1,420,452

Wal-Mart Stores	100,870	5,321,901

		27,954,556

Diversified Financials 8.5%

American Express	40,880	2,100,414

Bank of New York	75,500	2,225,740

Capital One Financial	17,700	1,210,326

Citigroup	211,926	9,854,559

Goldman Sachs Group	20,420	1,922,747

MBNA	87,200	2,248,888

Merrill Lynch	33,500	1,808,330

J.P. Morgan Chase	82,550	3,200,464

Morgan Stanley	21,330	1,125,584

		25,697,052

Electronic Equipment and Instruments 0.6%

Jabil Circuit*	68,770	1,731,629

Energy 8.0%

BP (ADR) (United Kingdom)	28,500	1,526,745

ChevronTexaco	32,750	3,082,103

ConocoPhillips	51,842	3,955,026

Exxon Mobil	210,630	9,354,078

Noble*	25,600	969,984

Noble Energy	40,500	2,065,500

Occidental Petroleum	43,270	2,094,701

Rowan Companies*	52,950	1,288,274

		24,336,411

Health Care Equipment and Services 2.2%

Aetna	33,100	2,813,500

Anthem*	11,700	1,047,852

Laboratory Corporation of America Holdings*	22,500	893,250

Medtronic	38,800	1,890,336

		6,644,938

See footnotes on page 9.

Portfolio of Investments (unaudited)

June 30, 2004

	Shares	Value
Hotels, Restaurants and Leisure 2.5%

Carnival	83,700	$3,933,900

International Game Technology	49,400	1,906,840

Marriott International (Class A)	37,600	1,875,488

		7,716,228

Insurance 4.7%

American International Group	81,500	5,809,320

Hartford Financial Services Group	30,030	2,064,262

PartnerRe	29,000	1,645,170

Prudential Financial	69,800	3,243,606

XL Capital (Class A)	20,900	1,577,114

		14,339,472

Media 3.7%

Clear Channel Communications	75,300	2,782,335

Time Warner*	224,100	3,939,678

Tribune	64,400	2,932,776

Univision Communications (Class A)*	52,900	1,689,097

		11,343,886

Metals and Mining 0.5%

Freeport-McMoRan Copper & Gold (Class B)	49,500	1,640,925

Paper and Forest Products 0.5%

Weyerhaeuser	25,320	1,598,198

Pharmaceuticals and Biotechnology 11.4%

Amgen*	38,100	2,079,308

Biogen Idec*	21,885	1,384,992

Forest Laboratories*	26,700	1,512,021

Gilead Sciences*	18,600	1,244,991

Johnson & Johnson	91,350	5,088,195

MedImmune*	53,800	1,259,727

Merck	66,700	3,168,250

Novartis (ADR) (Switzerland)	112,300	4,997,350

Pfizer	248,038	8,502,743

Teva Pharmaceutical Industries (ADR) (Israel)	32,890	2,211,030

Watson Pharmaceuticals*	43,100	1,159,390

Wyeth	57,500	2,079,200

		34,687,197

Real Estate 0.7%

Apartment Investment & Management (Class A)	67,600	2,104,388

See footnotes on page 9.

Portfolio of Investments (unaudited)

June 30, 2004

	Shares or
	Principal Amount		Value
Retailing 3.4%

Advance Auto Parts*	46,000	shs.	$2,032,280

eBay*	19,760		1,817,920

Michaels Stores	64,230		3,532,650

Target	49,100		2,085,277

Tiffany	20,400		751,740

			10,219,867

Semiconductors and Semiconductor Equipment 2.3%

Intel	163,160		4,504,032

Taiwan Semiconductor Manufacturing (ADR)* (Taiwan)	295,256		2,453,578

			6,957,610

Software and Services 9.5%

Autodesk	92,400		3,954,720

Computer Associates International	114,300		3,207,258

Electronic Arts*	60,800		3,312,688

Microsoft	371,700		10,617,610

Oracle*	260,500		3,122,093

Symantec*	76,100		3,332,800

Synopsys*	50,800		1,442,466

			28,989,635

Telecommunication Services 3.4%

American Tower (Class A)*	212,000		3,222,400

Crown Castle International*	229,100		3,379,225

Verizon Communications	105,500		3,818,045

			10,419,670

Utilities 0.9%

Dominion Resources	9,700		611,876

Duke Energy	102,500		2,079,725

			2,691,601

Total Common Stocks (Cost $264,891,084)			302,529,205

Repurchase Agreement 0.5%

State Street Bank and Trust 1.18%, dated 6/30/2004,
maturing 7/1/2004 in the amount of $1,689,055, collateralized by:
$1,415,000 US Treasury Bonds 10.375%, 11/15/2012,
with a fair market value of $1,743,988 (Cost $1,689,000)	$1,689,000		1,689,000

Total Investments (Cost $266,580,084) 100.0%			304,218,205

Other Assets Less Liabilities			(49,858)

Net Assets 100.0%			$304,168,347

* Non-income producing security.
ADR – American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)

June 30, 2004

Assets:

Investments, at value:

Common Stocks (cost $264,891,084)	$302,529,205

Repurchase agreement (cost $1,689,000)	1,689,000

Total investments (cost $266,580,084)	304,218,205

Cash	343,941

Receivable for dividends and interest	380,145

Investment in, and expenses prepaid to, shareholder service agent	114,523

Receivable for Capital Stock sold	16,768

Other	1,768

Total Assets	305,075,350

Liabilities:

Payable for Capital Stock repurchased	542,071

Management fee payable	161,742

Distribution and service fees payable	92,774

Accrued expenses and other	110,416

Total Liabilities	907,003

Net Assets	$304,168,347

Composition of Net Assets:

Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized;
28,158,742 shares outstanding):

Class A	$12,122,579

Class B	705,357

Class C	281,139

Class D	800,456

Class I	156,818

Class R	13,023

Additional paid-in capital	313,953,183

Undistributed net investment income	171,262

Accumulated net realized loss	(61,673,591)

Net unrealized appreciation of investments	37,638,121

Net Assets	$304,168,347

Net Asset Value Per Share:

Class A ($262,548,444 ÷ 24,245,157 shares)	$10.83

Class B ($14,968,241 ÷ 1,410,713 shares)	$10.61

Class C ($5,971,156 ÷ 562,278 shares)	$10.62

Class D ($16,989,022 ÷ 1,600,912 shares)	$10.61

Class I ($3,409,831 ÷ 313,636 shares)	$10.87

Class R ($281,653 ÷ 26,046 shares)	$10.81

See Notes to Financial Statements.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2004

Investment Income:

Dividends (net of foreign taxes withheld of $18,772)	$2,318,650

Interest	20,025

Total Investment Income	2,338,675

Expenses:

Management fee	1,008,491

Distribution and service fees	521,674

Shareholder account services	418,031

Registration	54,173

Custody and related services	36,881

Auditing and legal fees	35,370

Shareholder reports and communications	25,926

Directors’ fees and expenses	7,825

Miscellaneous	15,353

Total Expenses	2,123,724

Net Investment Income	214,951

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	13,561,676

Payments received from the Manager (Note 8)	107,746

Net change in unrealized appreciation of investments	(2,027,683)

Net Gain on Investments	11,641,739

Increase in Net Assets from Operations	$11,856,690

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended	Year Ended
	June 30, 2004	December 31, 2003

Operations:

Net investment income	$214,951	$844,781

Net realized gain on investments	13,561,676	476,187

Payments received from the Manager (Note 8)	107,746	—

Net change in unrealized appreciation/depreciation of investments	(2,027,683)	60,894,834

Increase in Net Assets from Operations	11,856,690	62,215,802

Distributions to Shareholders:

Net investment income:

Class A	—	(813,904)

Class I	—	(18,064)

Class R	—	(2)

Decrease in Net Assets from Distributions	—	(831,970)

Capital Share Transactions:

Net proceeds from sales of shares	3,437,992	15,665,089

Investment of dividends	—	497,272

Exchanged from associated funds	1,836,976	5,120,449

Total	5,274,968	21,282,810

Cost of shares repurchased	(26,582,110)	(59,123,284)

Exchanged into associated funds	(2,122,431)	(5,304,454)

Total	(28,704,541)	(64,427,738)

Decrease in Net Assets from Capital Share Transactions	(23,429,573)	(43,144,928)

Increase (Decrease) in Net Assets	(11,572,883)	18,238,904

Net Assets:

Beginning of period	315,741,230	297,502,326

End of Period (including undistributed (net of dividends in excess of)
net investment income of $171,262 and $(43,689), respectively)	$304,168,347	$315,741,230

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Notes to Financial Statements

	b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

	d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the six months ended June 30, 2004 amounted to $59,130,235 and $74,707,348, respectively.

At June 30, 2004, the cost of investments for federal income tax purposes was $266,622,624. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $42,540. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $42,185,513 and $4,589,932, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

Notes to Financial Statements

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $2,958 from sales of Class A shares. Commissions of $22,501 and $987 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2004, fees incurred under the Plan aggregated $323,344 or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended June 30, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $78,454, $31,475, $87,911, and $492, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended June 30, 2004, such charges amounted to $4,323.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2004, amounted to $1,127.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2004, Seligman Services, Inc. received commissions of $1,089 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $65,582, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $418,031 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Notes to Financial Statements

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2004, the Fund’s potential obligation under the Guaranties is $181,900. As of June 30, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2004, of $41,477 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2004, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $75,274,523, which is available for offset against future taxable net capital gains, with $36,539,564 expiring in 2009, $33,227,305 expiring in 2010 and $5,507,654 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
Class A	June 30, 2004		December 31, 2003

	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	121,796	$1,306,044	1,297,050	$12,443,266

Investment of dividends	—	—	49,420	479,205

Exchanged from associated funds	79,797	844,759	254,113	2,329,327

Converted from Class B**	49,282	525,024	—	—

Total	250,875	2,675,827	1,600,583	15,251,798

Cost of shares repurchased	(1,948,372)	(20,804,257)	(5,210,686)	(48,262,385)

Exchanged into associated funds	(127,054)	(1,352,903)	(370,003)	(3,345,786)

Total	(2,075,426)	(22,157,160)	(5,580,689)	(51,608,171)

Decrease	(1,824,551)	$(19,481,333)	(3,980,106)	$(36,356,373)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	26,211	$274,535	81,362	$717,387

Exchanged from associated funds	52,062	544,140	132,116	1,202,682

Total	78,273	818,675	213,478	1,920,069

Cost of shares repurchased	(179,516)	(1,881,617)	(367,626)	(3,263,333)

Exchanged into associated funds	(29,279)	(306,642)	(97,625)	(845,751)

Converted to Class A**	(50,218)	(525,024)	—	—

Total	(259,013)	(2,713,283)	(465,251)	(4,109,084)

Decrease	(180,740)	$(1,894,608)	(251,773)	$(2,189,015)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	17,453	$185,148	110,163	$988,877

Exchanged from associated funds	6,190	64,981	79,760	718,423

Total	23,643	250,129	189,923	1,707,300

Cost of shares repurchased	(98,428)	(1,032,310)	(235,133)	(2,120,134)

Exchanged into associated funds	(13,352)	(140,780)	(40,816)	(354,479)

Total	(111,780)	(1,173,090)	(275,949)	(2,474,613)

Decrease	(88,137)	$(922,961)	(86,026)	$(767,313)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	111,503	$1,162,475	110,580	$985,393

Exchanged from associated funds	36,563	383,096	97,765	870,017

Total	148,066	1,545,571	208,345	1,855,410

Cost of shares repurchased	(252,939)	(2,642,678)	(566,793)	(5,086,935)

Exchanged into associated funds	(30,718)	(322,106)	(86,307)	(758,438)

Total	(283,657)	(2,964,784)	(653,100)	(5,845,373)

Decrease	(135,591)	$(1,419,213)	(444,755)	$(3,989,963)

See footnotes on page 18.

Notes to Financial Statements

	Six Months Ended		Year Ended
Class I	June 30, 2004		December 31, 2003

Net proceeds from sales of shares	18,145	$192,679	56,849	$528,666

Investment of dividends	—	—	1,842	18,064

Total	18,145	192,679	58,691	546,730

Cost of shares repurchased	(17,086)	(182,196)	(45,056)	(390,497)

Increase	1,059	$10,483	13,635	$156,233

			April 30, 2003* to
Class R			December 31, 2003

Net proceeds from sales of shares	29,519	$317,111	173	$1,500

Investment of dividends	—	—	—	3

Total	29,519	317,111	173	1,503

Cost of shares repurchased	(3,646)	(39,052)	—	—

Increase	25,873	$278,059	173	$1,503

* Commencement of offering of shares.
** Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.	Other Matters — The Manager has conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman Common Stock Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $107,746 paid to Seligman Common Stock Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Six Months		Year Ended December 31,
	Ended
	6/30/04		2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value,
Beginning of Period	$10.42		$8.49	$11.55	$13.41	$14.93	$15.77

Income (Loss) from
Investment Operations:

Net investment income	0.01		0.03	0.05	0.06	0.08	0.23

Net realized and unrealized
gain (loss) on investments	0.40		1.93	(3.06)	(1.86)	(1.36)	0.39

Total from
Investment Operations	0.41		1.96	(3.01)	(1.80)	(1.28)	0.62

Less Distributions:

Dividends from net
investment income	—		(0.03)	(0.05)	(0.06)	(0.07)	(0.23)

Distributions from net
realized capital gains	—		—	—	—	(0.17)	(1.23)

Total Distributions	—		(0.03)	(0.05)	(0.06)	(0.24)	(1.46)

Net Asset Value,
End of Period	$10.83		$10.42	$8.49	$11.55	$13.41	$14.93

Total Return:	3.93	%#	23.11%	(26.10)%	(13.40)%	(8.67)%	3.82%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$262,548		$271,692	$255,027	$409,769	$550,547	$684,874

Ratio of expenses to
average net assets	1.28	%†	1.31%	1.31%	1.18%	1.12%	1.13%

Ratio of net investment income
to average net assets	0.23	%†	0.38%	0.48%	0.54%	0.52%	1.49%

Portfolio turnover rate	19.30%		140.33%	174.50%	105.62%	61.27%	70.72%

See footnotes on page 23.

Financial Highlights

CLASS B

	Six Months		Year Ended December 31,
	Ended
	6/30/04		2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value,
Beginning of Period	$10.25		$8.39	$11.44	$13.30	$14.85	$15.71

Income (Loss) from
Investment Operations:

Net investment income (loss)		(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	0.11

Net realized and unrealized
gain (loss) on investments	0.39		1.89	(3.02)	(1.83)	(1.34)	0.38

Total from
Investment Operations	0.36		1.86	(3.05)	(1.86)	(1.38)	0.49

Less Distributions:

Dividends from net
investment income	—		—	—	—	—	(0.12)

Distributions from net
realized capital gains	—		—	—	—	(0.17)	(1.23)

Total Distributions	—		—	—	—	(0.17)	(1.35)

Net Asset Value,
End of Period	$10.61		$10.25	$8.39	$11.44	$13.30	$14.85

Total Return:	3.51	%#	22.17%	(26.66)%	(13.98)%	(9.37)%	2.97%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$14,968		$16,312	$15,456	$25,513	$31,196	$41,928

Ratio of expenses to
average net assets	2.03	%†	2.07%	2.06%	1.93%	1.87%	1.89%

Ratio of net investment income
(loss) to average net assets	(0.52	)%†	(0.38)%	(0.27)%	(0.21)%	(0.23)%	0.73%

Portfolio turnover rate	19.30%		140.33%	174.50%	105.62%	61.27%	70.72%

See footnotes on page 23.

Financial Highlights

CLASS C

	Six Months		Year Ended December 31,
	Ended						5/27/99* to
	6/30/04		2003	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value,
Beginning of Period	$10.26		$8.39	$11.45	$13.32	$14.87	$16.06

Income (Loss) from
Investment Operations:

Net investment loss	(0.03)		(0.03)	(0.03)	(0.03)	(0.04)	(0.01)

Net realized and unrealized
gain (loss) on investments	0.39		1.90	(3.03)	(1.84)	(1.34)	(0.07)

Total from
Investment Operations	0.36		1.87	(3.06)	(1.87)	(1.38)	(0.08)

Less Distributions:

Dividends from net
investment income	—		—	—	—	—	(0.08)

Distributions from net
realized capital gains	—		—	—	—	(0.17)	(1.03)

Total Distributions	—		—	—	—	(0.17)	(1.11)

Net Asset Value,
End of Period	$10.62		$10.26	$8.39	$11.45	$13.32	$14.87

Total Return:	3.51	%#	22.29%	(26.73)%	(14.04)%	(9.36)%	0.64%

Ratios/Supplemental Data:

Net assets, end of
period (000s omitted)	$5,971		$6,671	$6,179	$10,592	$10,388	$4,420

Ratio of expenses to
average net assets	2.03	%†	2.07%	2.06%	1.93%	1.87%	1.91%†

Ratio of net investment loss
to average net assets	(0.52	)%†	(0.38)%	(0.27)%	(0.21)%	(0.23)%	(0.08)%†

Portfolio turnover rate	19.30%		140.33%	174.50%	105.62%	61.27%	70.72%††

See footnotes on page 23.

Financial Highlights

CLASS D

	Six Months		Year Ended December 31,
	Ended
	6/30/04		2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value,
Beginning of Period	$10.25		$8.39	$11.45	$13.32	$14.87	$15.73

Income (Loss) from
Investment Operations:

Net investment income (loss)		(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	0.11

Net realized and unrealized
gain (loss) on investments	0.39		1.89	(3.03)	(1.84)	(1.34)	0.38

Total from
Investment Operations	0.36		1.86	(3.06)	(1.87)	(1.38)	0.49

Less Distributions:

Dividends from net
investment income	—		—	—	—	—	(0.12)

Distributions from net
realized capital gains	—		—	—	—	(0.17)	(1.23)

Total Distributions	—		—	—	—	(0.17)	(1.35)

Net Asset Value,
End of Period	$10.61		$10.25	$8.39	$11.45	$13.32	$14.87

Total Return:	3.51	%#	22.17%	(26.73)%	(14.04)%	(9.36)%	2.97%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$16,989		$17,800	$18,302	$32,230	$44,469	$72,950

Ratio of expenses to
average net assets	2.03	%†	2.07%	2.06%	1.93%	1.87%	1.89%

Ratio of net investment income
(loss) to average net assets	(0.52	)%†	(0.38)%	(0.27)%	(0.21)%	(0.23)%	0.73%

Portfolio turnover rate	19.30%		140.33%	174.50%	105.62%	61.27%	70.72%

See footnotes on page 23.

Financial Highlights

CLASS I							CLASS R

	Six Months		Year Ended		11/30/01*		Six Months		4/30/03*
	Ended		December 31,		to		Ended		to
	6/30/04		2003	2002	12/31/01		6/30/04		12/31/03

Per Share Data:

Net Asset Value,
Beginning of Period	$10.44		$8.49	$11.55	$11.55		$10.42		$8.66

Income (Loss) from
Investment Operations:

Net investment income	0.03		0.07	0.10	—	‡	—	‡	0.01

Net realized and unrealized gain
(loss) on investments	0.40		1.94	(3.07)	0.02		0.39		1.77

Total from Investment
Operations	0.43		2.01	(2.97)	0.02		0.39		1.78

Less Distributions:

Dividends from net
investment income	—		(0.06)	(0.09)	(0.02)		—		(0.02)

Total Distributions	—		(0.06)	(0.09)	(0.02)		—		(0.02)

Net Asset Value,
End of Period	$10.87		$10.44	$8.49	$11.55		$10.81		$10.42

Total Return:	4.12	%#	23.72%	(25.82)%	0.17%		3.74	%#	20.50%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$3,410		$3,265	$2,539	$21		$282		$2

Ratio of expenses to
average net assets	0.93	%†	0.98%	0.92%	0.78	%†	1.58	%†	1.58	%†

Ratio of net investment income
to average net assets	0.58	%†	0.71%	0.87%	0.83	%†	(0.02	)%†	0.09	%†

Portfolio turnover rate	19.30%		140.33%	174.50%	105.62	%†††	19.30%		140.33	%ø

Without management
fee waiver:øø

Ratio of expenses to
average net assets				0.96%	1.37	%†

Ratio of net investment income
to average net assets				0.83%	0.24	%†

* Commencement of offering of shares.
† Annualized.
†† For the year ended December 31, 1999.
††† For the year ended December 31, 2001.
Ø For the year ended December 31, 2003.
ØØ The Manager, at its discretion, reimbursed certain expenses of Class I shares for certain periods presented.
‡ Less than + or – $0.01.
# Excluding the effect of the payments received from the Manager (Note 8), total return would have been as follows: Class A
3.90%; Class B 3.48%; Class C 3.47%; Class D 3.48%; Class I 4.08%; and Class R 3.71%.
See Notes to Financial Statements.

Board of Directors

Robert B. Catell 2, 3		William C. Morris

•	Chairman, Chief Executive Officer and Director,	•	Chairman, J. & W. Seligman & Co. Incorporated
	KeySpan Corporation	•	Chairman, Carbo Ceramics Inc.

John R. Galvin 1, 3		Leroy C. Richie 1, 3

•	Dean Emeritus,	•	Chairman and Chief Executive Officer,
	Fletcher School of Law and Diplomacy at Tufts		Q Standards Worldwide, Inc.
	University	•	Director, Kerr-McGee Corporation

Alice S. Ilchman 2, 3		Robert L. Shafer 2, 3

•	President Emerita, Sarah Lawrence College	•	Retired Vice President, Pfizer Inc.
•	Director, Jeannette K. Watson Summer
	Fellowship	James N. Whitson 1, 3
•	Trustee, Committee for Economic Development
		•	Retired Executive Vice President and Chief
Frank A. McPherson 2, 3			Operating Officer, Sammons Enterprises, Inc.
		•	Director, CommScope, Inc.
•	Retired Chairman of the Board and Chief
	Executive Officer, Kerr-McGee Corporation	Brian T. Zino
•	Director, ConocoPhillips
•	Director, Integris Health	•	Director and President,
J. & W. Seligman & Co. Incorporated
John E. Merow 1, 3		•	Chairman, Seligman Data Corp.
		•	Director, ICI Mutual Insurance Company
•	Retired Chairman and Senior Partner,	•	Member of the Board of Governors,
	Sullivan & Cromwell LLP		Investment Company Institute
•	Director, Commonwealth Industries, Inc.
•	Trustee, New York-Presbyterian Hospital
Member: 1 Audit Committee
Betsy S. Michel 1, 3			2 Director Nominating Committee
3 Board Operations Committee
•	Trustee, The Geraldine R. Dodge Foundation

Executive Officers

William C. Morris	Richard R. Schmaltz

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Thomas G. Rose	Frank J. Nasta

Vice President	Secretary

Manager
J. & W. Seligman & C o. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

For More Information

Important Telephone Numbers
(800) 221-2450 Shareholder Services

(800) 445-1777 Retirement Plan Services

(212) 682-7600 Outside the United States

(800) 622-4597 24-Hour Automated Telephone
Access Service

Proxy Voting
A description of the policies and procedures used by
the Fund to determine how to vote proxies relating to
portfolio securities, as well as information regarding
how the Fund voted proxies relating to portfolio secu
rities during the most recent 12-month period ended
June 30, is available to shareholders (i) without
charge, upon request, by calling toll-free 800-221-2450
in the US or collect 212-682-7600 outside the US and
(ii) on the SEC's website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering
shares of Capital Stock of Seligman Common Stock Fund,
Inc., which contains information about the sales charges,
management fee, and other costs. Please read the prospectus	EQCS3 6/04
carefully before investing or sending money.

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.	EXHIBITS.
(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMON STOCK FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 1, 2004

By:	/S/LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	September 1, 2004

SELIGMAN COMMON STOCK FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.